                         NOTICE OF GUARANTEED DELIVERY

                              FOR TENDER OF

        ANY AND ALL OUTSTANDING 9.33% SERIES A CAPITAL SECURITIES

             (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)

                                    OF

                           FIRST USA CAPITAL TRUST I

                 FULLY AND UNCONDITIONALLY GUARANTEED BY

                                FIRST USA, INC.

  This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Trust's (as defined below) 9.33% Series A Capital Securities (the "Old Capital Securities") are not immediately available, (ii) Old Capital Securities, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to 9:00 A.M. New York City time, on June 19, 1997 (the "Expiration Date") or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Old Capital Securities pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Old Capital Securities (or facsimile thereof) must also be received by the Exchange Agent on or prior to 9:00 A.M. New York City time, on the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                             THE BANK OF NEW YORK

  By Hand Or Overnight    Facsimile Transmissions:    By Registered Or Certified
       Delivery:                                              Mail:



  The Bank of New York

                       (Eligible Institutions Only)

   101 Barclay Street          (212) 571-3080         The Bank of New York
  Corporate Trust Services                         101 Barclay Street, 7E
         Window

                                                    New York, New York 10286

                         To Confirm by Telephone
      Ground Level
                         or for Information Call:

  New York, New York 10286                        Attn: Reorganization Section

                              (212) 815-2742

Attn: Reorganization Section                            Henry Lopez
      Henry Lopez

  Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

  THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

  The undersigned hereby tenders to First USA Capital Trust I, a Delaware business trust (the "Trust"), and to First USA, Inc., a Delaware Corporation (the "Corporation"), upon the terms and subject to the conditions set forth in the Prospectus dated May 20, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Capital Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Capital Securities."

Aggregate Liquidation Amount              Name(s) of Registered Holder(s): ____

Amount Tendered: $__________________*     _____________________________________

Certificate No(s)
(if available): _____________________

_____________________________________

Total Liquidation Amount
Represented by Old Capital
Securities Certificate(s)

$____________________________________

If Old Capital Securities will be tendered by book-entry transfer, provide the following information:

DTC Account Number: _________________

Date: _______________________________

_____________________________________

* Must be in denominations of a Liquidation Amount of $1,000 and any integral multiple thereof, and not less than $100,000 aggregate Liquidation Amount.

 ...............................................................................

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

 ...............................................................................

                               PLEASE SIGN HERE

X ___________________________________     _____________________________________

X ___________________________________     _____________________________________
    Signature(s) of Owners(s) or                          Date
        Authorized Signatory

Area Code and Telephone Number: ______________

  Must be signed by the holder(s) of the Old Capital Securities as their name(s) appear(s) on certificates for Old Capital Securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Please print name(s) and address(es)

Name(s):
            ___________________________________________________________________

Capacity:
            ___________________________________________________________________

            ___________________________________________________________________

Address(es):
            ___________________________________________________________________

            ___________________________________________________________________

            ___________________________________________________________________

           THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Capital Securities tendered hereby in a proper form for transfer, or confirmation of the book-entry transfer of such Old Capital Securities to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof), or, in the case of a book-entry transfer, an Agent's Message properly completed and duly executed with any required signature guarantees and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery.

  The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Capital Securities tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

_____________________________________     _____________________________________
            Name of Firm                          Authorized Signature

_____________________________________     _____________________________________
               Address                                    Title

_____________________________________     _____________________________________
              Zip Code                           (Please Type or Print)

Area Code and Telephone No. _________     Dated: ______________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD CAPITAL SECURITIES WITH THIS FORM. CERTIFICATES FOR OLD CAPITAL SECURITIES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.